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                                                                   Exhibit 10.03

                          GENERAL RELEASE OF ALL CLAIMS

     1. Release by Executive ("Executive Release"). (a) In consideration of the amount payable under the Separation Agreement ("Separation Agreement") between Belden CDT Inc. (the "Company") and the undersigned, Robert W. Matz ("Executive") and other good and valuable consideration, Executive, on his own behalf and on behalf of his heirs, executors, administrators, successors, representatives and assigns, does herein unconditionally release, waive, and fully discharge Company and its subsidiaries (including successors and assigns thereof) and all of their respective past, present and future employees, officers, directors, agents, affiliates, parents, predecessors, administrators, representatives, attorneys, and shareholders, and employee benefit plans (all of the above collectively, the "Executive Releasees"), from any and all legal claims, liabilities, suits, causes of action (whether before a court or an administrative agency), damages, costs, attorneys' fees, interest, injuries, expenses, debts, or demands of any nature whatsoever, based on Executive's employment with and separation from the Company or based on any other alleged act or omission by or on behalf of the Company prior to Executive's signing this Executive Release. This waiver and release includes all claims based on employment discrimination, retaliation, the Age Discrimination in Employment Act, as amended ("ADEA"), Title VII of the Civil Rights Act of 1964, as amended, the National Labor Relations Act, the Fair Labor Standards Act, the Americans with Disabilities Act of 1990, the Family Medical Leave Act, Employee Retirement Income Security Act of 1974.

          (b) This General Release of All Claims shall not waive or release any rights or claims:

               (i) that Executive may have that arise after the date hereof and shall not waive post-termination health-continuation insurance benefits required by state or Federal law;

               (ii) that Executive may have under the Separation Agreement;

               (iii) any claim of indemnification under the Indemnification Agreement between the Company and Executive, dated September 1, 2004, which rights of indemnification survive in accordance with their terms; or

               (iv) any rights to coverage under the Company's Directors and Officers liability insurance for acts or omissions occurring during Executive's employment.

          (c) Executive further agrees that:

               (i) Executive's waiver of rights under this General Release of All Claims is knowing and voluntary and in compliance with the Older Workers Benefit Protection Act of 1990 ("OWBPA");

               (ii) Executive understands the terms of this document;

               (iii) The Company is hereby advising Executive in writing to consult with an attorney prior to executing this document;

               (iv) The Company is giving Executive a period of twenty-one (21) days within which to consider this document;

               (v) This General Release of All Claims shall become effective and enforceable only after the expiration of seven (7) days following its execution and delivery by Executive to the Company and during such 7-day period Executive may revoke this Executive

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     Release by written notice delivered to the Company. If no such revocation occurs, this Executive Release shall become irrevocable in its entirety, and binding and enforceable against Executive, on the day next following the day on which the foregoing 7-day period has elapsed.

     2. Counterparts. This Release may be executed in one or more counterparts, each of which shall constitute an original for all purposes, and all of which taken together shall constitute one and the same agreement.


                                        /s/ Robert W. Matz
                                        ----------------------------------------
                                        Robert W. Matz


                                        BELDEN CDT INC.


                                        By: /s/ Kevin L. Bloomfield
                                            ------------------------------------
                                            Kevin L. Bloomfield
                                        Effective February 6, 2006


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